SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2003

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts                                                 1-7172                                                 13-2755856
(State or other                                      (Commission file no.)                               (IRS Employer
jurisdiction of                                                                                                                       I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York                                        11021
(Address of principal executive offices)                                                        (Zip code)

Registrant's telephone number, including area code                                  516-466-3100

Item 5. Other Events and Required FD Disclosure

        On June 6, 2003, Registrant consummated an amendment to its existing $15 million revolving credit facility with North Fork Bank primarily to increase the maximum borrowing to $30,000,000. The material terms of the revolving credit facility, as amended, are as follows:

Lender:                        North Fork Bank

Borrower:                    BRT Realty Trust

Maximum
Loan Amount:             $30,000,000 (which represents an increase from $15,000,000)

Term:                            Maturity is June 1, 2006 (which is an extension from August 1, 2004).
                                      BRT may extend for two 1 year periods for a fee of $75,000 each.

Rate:                             The rate is Prime +1/2%. A previous provision providing for a lower rate if certain balance requirements are met has been deleted.

Fee:                               A fee of $75,000 was paid to the Lender in connection with this Amendment.

Collateral:                     The maximum amount of the loan cannot be more than 65% (increased from 60%)
                                       of first mortgages pledged to the Lender. These loans maybe in the
                                       48 continental United States and the District of Columbia (the restrictions relative to them being in the New York City metropolitan area have been deleted).

Net Worth
Covenant:                     $70,000,000 exclusive of securities available for sale.

Liquid Assets
Covenant:                     Borrower shall maintain cash or marketable securities at all times equal to at least $6,000,000 (replaces a formula based on loan amount outstanding).

Debt Covenant:            Borrower must maintain a 1.65:1 debt coverage ratio on the Loan as if fully advanced. In addition, Borrower's total recourse bank debt to shareholders equity must not exceed 30%.

Prepayment:                 Prepayment is permitted without penalty.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a)        Financial Statements — none.

    (b)        Pro Forma Financial Information — not applicable.

    (c)        Exhibits – 1. Consolidated and Restated Secured Promissory Note dated as of June 6, 2003 by BRT Realty Trust to the order of North Fork Bank; 2. First Amendment to Revolving Credit Agreement dated as of June 6, 2003 between BRT Realty Trust and North Fork Bank;

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.

                                                                                                   BRT REALTY TRUST

Date: June 10, 2003                                                                By: /s/ Simeon Brinberg
                                                                                                  Simeon Brinberg
                                                                                                  Senior Vice President
                                                                                                  and Secretary

EXHIBIT 1

NORTH FORK BANK

CONSOLIDATED AND RESTATED

SECURED PROMISSORY NOTE

BORROWER: BRT REALTY TRUST

PRINCIPAL: $30,000,000.00 Date: As of June 6, 2003

PROMISE TO PAY: The undersigned Borrower, jointly and severally if more than one signer, does hereby promise to pay to the order of NORTH FORK BANK (the “Bank”) at its offices at 275 Broadhollow Road, Melville, New York 11747, or at any of its branches, the sum of Thirty Million and NO/100 ($30,000,000.00) DOLLARS or the aggregate unpaid principal amount of all advances made to the Borrower by the Bank, whichever is less, plus interest thereon, from the date hereof in the manner set forth below.

RATE AND PAYMENT: The unpaid principal balance hereunder shall bear interest at the rate of the Bank’s Prime Rate plus one half of one (1/2%) percent per annum, adjusted monthly, subject to increase or reduction as hereinafter provided (the “Interest Rate”). Interest shall be payable monthly beginning on June 1, 2003 and on the 1st day of each month thereafter until June 1, 2006, when all unpaid principal and interest shall be due in full, unless the term hereof is extended as hereinafter provided.

Until the Debt, as defined in that certain Revolving Credit Agreement between Borrower and Bank dated as of July 25, 2001, as modified by that certain First Amendment to Revolving Credit Agreement of even date herewith (as so amended, the “Agreement”), has been repaid in full, the Borrower agrees to maintain its account (account #6224002938) with the Bank. Borrower hereby unconditionally and irrevocably authorizes the Bank to automatically debit from such account any and all payments due hereunder and unconditionally warrant and represent to Bank that Borrower shall, until the Debt has been repaid in full, maintain sufficient funds in such account to pay same. If no funds are available in such account, the Borrower hereby authorizes Bank to debit any such payment due from any other account or accounts [other than tenant security deposit accounts and escrow accounts in connection with the Collateral (as defined in the Agreement)] maintained by Borrower with the Bank, provided, however, Bank’s authorization to debit such accounts is limited to the amounts due under this Promissory Note and/or the other documents executed in connection herewith.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal. If the Interest Rate is based on the Bank’s announced Prime Rate, the Interest Rate shall change when the Prime Rate changes and nothing herein shall prevent the Bank from loaning money at less than prime on such terms and conditions as it deems advisable. Interest shall be calculated on the basis of a 360 day year and shall be collected based upon actual number of days elapsed.

GRID NOTE: This is the promissory note referenced to in the Agreement and shall be governed by the terms thereof. The Borrower may borrow, repay in whole or in part on a revolving basis aggregate amounts up to $30,000,000.00 subject to the provisions of the Agreement. The date and amount of each advance made and each payment of principal received by the Bank hereunder shall be recorded and entered on the books and records of the Bank, which shall, in absence of manifest error, be presumptive evidence as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation of Borrower under this Note.

PREPAYMENT: Prepayment in whole or in part may be made at any time without penalty. Prepayment must be made in the event and to the extent that the outstanding amount hereunder exceeds sixty-five (65%) of the principal amount of the Collateral. During the Term hereof, any funds so prepaid may be re-advanced pursuant to the terms hereof.

DEFAULT INTEREST RATE: The unpaid principal sum under this Note shall bear interest at a rate equal to twenty four (24%) percent on and after the occurrence of any event of default hereunder or under the Agreement, beyond applicable notice, grace and cure periods, if any and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of an event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

SECURITY: This Note is secured by the Collateral (as defined in the Agreement).

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank without prior notice or demand. This provision is in addition to any not in limitation of any of the Bank’s rights by statute or at common law.

LATE CHARGES: Borrower will pay a charge of four (4%) percent of any amount which cannot be debited from its account due to insufficient balances on the Debit Date, as liquidated damages for failure to make timely payment and such late charge shall be secured by the Collateral.

DEFAULT: The Bank may decline to make advances and/or may declare the entire unpaid balance of the Note due and payable on the happening of any default hereunder or under the Agreement or any of the other documents executed in connection therewith.

ADVANCES: All advance requests must be in writing and must be made no less than three (3) days in advance of the date that the funds are to be disbursed. No advance will be made if such advance will cause the amount then outstanding under this Note to exceed sixty-five (65%) percent of the outstanding principal balance of the Mortgages (as defined in the Agreement) then pledged as Collateral for the repayment of the sums advance hereunder, provided that none of the loans secured by such Mortgages are monetarily delinquent (other than minor escrow shortages) for more than sixty (60) days or are otherwise in material default.

OPTION TO EXTEND. A. Provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of March 1, 2006 up to and including June 1, 2006; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the “First Extended Term”) on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before March 1, 2006 but not prior to April 1, 2006 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee the sum of $75,000.00.

B.     In the event that Borrower has extended the maturity date hereunder for the First Extended Term, as provided in paragraph A hereof, and provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of March 1, 2007 up to and including June 1, 2007; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the “First Extended Term”) on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before March 1, 2007 but not prior to April 1, 2007 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee the sum of $75,000.00.

NO ORAL MODIFICATIONS. This Note may not be changed or terminated orally.

AMENDED AND RESTATED NOTE: This Consolidated and Restated Note shall serve to consolidate and restate in their entirety the following two (2) notes:

    (a)        Secured Promissory Note made by Borrower to Bank in the sum of $15,000,000.00, dated as of July 25, 2001;

    (b)        Gap Secured Promissory Note made by Borrower to Bank in the sum of $15,000,000.00, dated June 6, 2003.

IN WITNESS WHEREOF, the Borrower has signed this Note as of the 6 day of June, 2003.

                                                                                                  BRT REALTY TRUST

                                                                                                  By: /s/ Mark H. Lundy
                                                                                                   Mark H. Lundy, Vice President

STATE OF NEW YORK )
                                              )ss.:
  COUNTY OF NASSAU )

        On the 5 day of June, 2003, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                                                                                      /s/Richard M. Figueroa
                                                                                                                      Notary Public

                                                                                                                      Richard M. Figueroa
                                                                                                                      Notary Public, State of New York
                                                                                                                      No. 02F15073484
                                                                                                                      Qualified in New York County
                                                                                                                      Commission Expires Feb. 24, 2007

EXHIBIT 2

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this (“Agreement”) is made as of the 6 day of June, 2003, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the “Borrower”) and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York  11747 (the “Lender”).

W I T N E S S E T H

        WHEREAS, as of July 25, 2001, the Borrower and the Lender entered into a Revolving Credit Agreement (the “Original Agreement”), a copy of which is annexed hereto as Exhibit A, securing the Borrower’s obligations under that certain Secured Promissory Note dated as of July 25, 2001 (the “Original Note”); and

        WHEREAS, pursuant to a commitment letter dated January 24, 2003, the Lender has agreed to increase the line of credit available to the Borrower pursuant to the Original Note and the Original Agreement from Fifteen Million and 00/100 ($15,000,000.00) Dollars to Thirty Million and 00/100 ($30,000,000.00) Dollars, and in connection with such increase in the available line of credit, the Borrower has executed and delivered to the Lender Consolidated and Restated Secured Promissory Note of even date herewith (the “Restated Note”); and

        WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to reflect the increase in the available line of credit and to otherwise reflect the terms and conditions of the Commitment.

        NOW, THEREFORE, in consideration of ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree that the Original Agreement shall be deemed amended as follows:

    1.        All references in the Original Agreement to the Note shall be deemed to refer to the Restated Note. All references in the Original Agreement to the Collateral Assignments shall be deemed to refer to such Collateral Assignments as are now or shall be from time to time in the possession of the Lender. All references in the Original Agreement to Mortgage Notes, the Mortgages and the Other Documents shall be deemed to refer to such Mortgage Notes, Mortgages and Other Documents as are now or shall be from time to time in the possession of the Lender. All terms not defined herein shall have the meanings ascribed thereto in the Original Agreement.

    2.        The Borrower hereby remakes and reaffirms all representations, covenants and warranties made in the Original Agreement as if same were more fully set forth herein.

    3.        Paragraph 9 of the Original Agreement is hereby deemed deleted in its entirety, and replaced with the following:

“9.	In the event that a default shall occur under any Mortgage Note, Mortgage or any of the Other Documents executed in connection with any Loan, and such default shall continue for a period of ninety (90) days, the defaulted Mortgage, together with the Mortgage Note and the Other Documents executed in connection therewith, shall be reassigned to the Borrower and the Borrower shall simultaneously be required to either (i) repay the Debt to the extent necessary to cause the outstanding balance of the Debt to be not more than sixty-five (65%) of all non-defaulting Loans then assigned to the Lender as collateral for the Debt or (ii) replace the subject Loan with a different Loan of equivalent or greater comparable value, as determined by the Lender in its sole discretion, encumbering income producing properties located in the 48 contiguous continental United States or the District of Columbia (the “Substitute Collateral”). The Mortgage, Mortgage Note and Other Documents with respect to any such Substitute Collateral shall (i) be prepared on standard forms (the “Forms”) which have been preapproved by the Lender and (ii) be acceptable to Lender in all respects in its reasonable discretion. Without limiting the generality of the foregoing, prior to the Lender accepting any such Substitute Collateral, the Lender will receive (i) the original Mortgage, Mortgage Note and Other Documents with respect to the Substitute Collateral, along with a written explanation of all changes that have been made to the Forms in connection with such Substitute Collateral, which changes shall be subject to review and approval by the Lender and the Lender’s counsel prior to the Lender accepting any such Loan for assignment; (ii) an affidavit executed by a knowledgeable representative of the Borrower, stating that such Loan or Loans being assigned are not in default, and setting forth the unpaid principal balance thereof; (iii) an executed Collateral Assignment with respect to such Substitute Collateral, in the form annexed hereto as Exhibit B; and (iv) to the extent that the mortgagee with respect to such Substitute Collateral is not the Borrower hereunder, the guaranty of such mortgagee with respect to the Debt, to the extent of the principal amount of such Substitute Collateral.”

    4.        Paragraph 12 of the Original Agreement is hereby deemed deleted in its entirety, and replaced with the following:

“12.The Lender shall assign any Mortgage Note, Mortgage and Other Documents (i) back to the Borrower upon (A) payment to the Lender of an amount sufficient to reduce the outstanding principal amount of the Debt to not more than sixty-five (65%) percent of the unpaid principal amount of the Collateral, plus accrued and unpaid interest thereon if any or (B) delivery of Substitute Collateral meeting the requirements of paragraph 9 hereof to the Lender and the acceptance of same by the Lender or (ii) to or at the direction of the Mortgagor, upon the payment to the Lender of all amounts due with respect to the applicable Loan. The Borrower will pay the Lender’s reasonable expenses in connection with such assignment, including, but not limited to, recording charges and reasonable attorneys fees.”

    5.        Paragraph 33 of the Original Agreement is hereby deemed deleted in its entirety, and replaced with the following:

“33.	At all times throughout the term hereof, the Borrower shall maintain liquid assets (in the form of cash or marketable securities) in no less than $6,000,000.00.”

    6.        Paragraph 34 of the Original Agreement is hereby deemed deleted in its entirety, and replaced with the following”

“34.	At all times throughout the term hereof, (i) the Borrower shall have a minimum shareholder equity (net of securities available for sale) of not less than $70,000,000.00; and (ii) the Borrower’s annual debt service coverage ratio (based upon the full amount of the of the Debt, whether or not advanced) is not less than 1.65:1. Borrower shall provide Lender with evidence of the foregoing, satisfactory to Lender in Lender’s sole discretion, at any time on ten (10) days written notice.”

    7.        Paragraph 35 of the Original Agreement is hereby deleted in its entirety, and replaced with the following:

“35.	To the extent that, on the date hereof, sixty-five (65%) of the principal due with respect to the Loans is less than $30,000,000.00, the Borrower shall have the right, subsequent to the date hereof, to deliver additional Loans to the Lender as collateral for the Debt, provided that such additional Loans meet the definition of “Substitute Collateral” as provided for herein.”

    8.        This Amendment cannot be changed orally but only in writing by the person to be charged.

    9.        Except as otherwise set forth herein, all terms and conditions of the Original Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment has been duly executed by the Borrower and the Lender as of the date first above written.

                                                                                                  BRT REALTY TRUST

                                                                                                  By: /s/ Mark H. Lundy
                                                                                                   Mark H. Lundy, Vice President

                                                                                                  NORTH FORK BANK

                                                                                                  By: /s/ Matt Vega
                                                                                                   Matt Vega, Senior Vice President

STATE OF NEW YORK )
                                            )ss.:
 COUNTY OF NASSAU )

        On the 5 day of June, 2003, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                                                                                      /s/Richard M. Figueroa
                                                                                                                      Notary Public

                                                                                                                      Richard M. Figueroa
                                                                                                                      Notary Public, State of New York
                                                                                                                      No. 02F15073484
                                                                                                                      Qualified in New York County
                                                                                                                      Commission Expires Feb. 24, 2007

STATE OF NEW YORK )
                                            )ss.:
COUNTY OF SUFFOLK )

        On the 6 day of June, 2003, before me, the undersigned, personally appeared Matt Vega, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                                                                                      /s/Deborah J. Tierney
                                                                                                                      Notary Public

                                                                                                                      Deborah J. Tierney
                                                                                                                      Notary Public, State of New York
                                                                                                                      No. 01T16084767
                                                                                                                      Qualified in Nassau County